EXHIBIT 32.2
CERTIFICATION PURSUANT TO
RULE 13a-14(1) OR RULE 15d-14(b) AND 18 U.S.C. SEC. 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Petrosearch Energy Corporation, (the “Company”) on Form 10-Q for the quarter ended March 31, 2009 as filed with the Securities Exchange Commission on the date hereof (the “Report”), I, David Collins, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the company.

Date: May 15, 2009

By:	/s/ David Collins
David Collins
Chief Financial Officer, Chief Accounting Officer
and Principal Financial Officer